May 01, 2020

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Supplement dated July 23, 2020 to the Prospectus of Mirova International Sustainable Equity Fund (the “Fund”), dated May 1, 2020, as may be revised or supplemented from time to time.

The Fund’s performance benchmark index is the MSCI EAFE Index (Net) (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

Effective immediately, the term “Bloomberg Barclays MSCI Green Bond Index” is replaced with the term “MSCI EAFE Index (Net)” within the Average Annual Total Returns table within the Fund Summary section of the Fund’s Prospectus. All other information within the Average Annual Total Returns table, including the “Past 1 Year” and the “Life of Fund” average annual total returns for the Index, remains the same.